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                                                                   Exhibit 10.48
                        COMMON STOCK PLACEMENT AGREEMENT

         COMMON STOCK PLACEMENT AGREEMENT ("Agreement") dated as of June ___, 2000, by and between ATG INC., a California corporation (the "Company"), and TAGLICH BROTHERS, INC. ("Placement Agent").


                             W I T N E S S E T H :
                             -------------------

     WHEREAS, in reliance upon the representations, warranties, terms and conditions hereinafter set forth, Placement Agent will use its best efforts to privately place shares of common stock, no par value per share, of the Company (the "Common Stock") for a minimum aggregate purchase price of $4,500,000 ("Minimum Amount") and a maximum aggregate purchase price of $5,500,000 ("Maximum Amount"), at a price of $2.00 per share (the "Purchase Price"), with the persons and entities so purchasing the Common Stock from time to time and the number of shares of Common Stock being so purchased being as listed on Exhibit A to this Agreement (such persons and entities being referred to individually as "Purchaser" and collectively, as "Purchasers"); and

     WHEREAS, the shares of Common Stock are being issued pursuant to the Company's Confidential Private Placement Memorandum and Exhibits thereto dated June 26, 2000, as the same may be amended and/or supplemented from time to time (collectively, the "Memorandum"); and

     WHEREAS, the shares of Common Stock are being issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act").

     NOW, THEREFORE, in consideration of the premises and the respective promises hereinafter set forth, the Company and the Placement Agent hereby agree as follows:


     1.     Sale and Purchase of Common Stock.
            ---------------------------------

            (a) Subject to the terms and conditions of this Agreement, the Company shall sell to the Purchasers a minimum of $4,500,000 and a maximum of $5,500,000 of the Common Stock at the Purchase Price per share for an aggregate purchase price of not less than the Minimum Amount nor greater than the Maximum Amount, respectively.

            (b) The initial sale and purchase described in Section 1(a) of this Agreement shall take place at a closing ("Closing") at the offices of ROBINSON SILVERMAN PEARCE ARONSOHN & BERMAN, LLP, 1290 Avenue of the Americas, New York, New York 10104 or such other place as shall be acceptable to the Company and Placement Agent on such date or dates as Placement Agent shall advise the Company on two (2) business days notice or such shorter notice as shall be reasonably acceptable to the Company. In no event shall the Initial Closing (as defined below) occur unless the Minimum Amount is sold. Subsequent sales and purchases of Common
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Stock up to the Maximum Amount shall take place at one or more Closings held on such dates as the Company and Placement Agent shall mutually determine. All Closings pursuant to this Agreement shall occur not later than June 30, 2000 unless such date is extended for up to ten (10) days by mutual agreement of the Company and the Placement Agent, in their sole and absolute discretion. The initial Closing hereunder shall be referred to as "Initial Closing", the final Closing hereunder shall be referred to as "Final Closing" and the date of the Final Closing shall be referred to as the "Final Closing Date".

            (c) All defined terms used in this Agreement which are not otherwise defined shall have the meanings ascribed to them in the Memorandum.

     2.   Payment. At each Closing, the Company shall deliver to Placement
          -------
Agent, on behalf of the Purchasers, the original executed and sealed Common Stock certificates evidencing the shares of Common Stock being purchased by the Purchasers, against its receipt of payment therefor by certified or bank check drawn on a bank located in the United States, or by Federal wire transfer, in the amount of the aggregate purchase price for such Common Stock being sold, less the amount of fees payable to Placement Agent pursuant to Section 10(a) of this Agreement. All Common Stock being purchased by the Purchasers shall be issued in the respective names of the Purchasers in accordance with instructions provided by Placement Agent not later than the day of Closing.

     3.   Representations and Warranties of the Company. The Company hereby
          ---------------------------------------------
represents and warrants to and covenants and agrees with the Placement Agent, as of the date hereof and as of the date of each Closing, as follows:

            (a) The Company is a corporation duly organized and validly existing under the laws of the State of California and is qualified and in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by the Company or the property owned or leased by the Company requires such qualification, except where the failure to be so qualified has not had or will not have a material adverse effect on the business, financial condition or results of operations of the Company ("Material Adverse Effect"). Except as set forth in the Memorandum, the Company has no subsidiaries and does not own any equity interest in and has not made any loans or advances to or guarantees of indebtedness to any person, corporation, partnership or other entity.

            (b) The authorized capital of the Company consists of 20,000,000 shares of Common Stock, of which, (i) as of April 28, 2000, 14,104,457 shares are issued and outstanding, and (ii) as of March 31, 2000, 1,517,000 shares of have been reserved for issuance upon exercise of outstanding debentures, options, warrants and other rights to acquire Common Stock and upon the exercise of options granted pursuant to the Company's stock option plans and pursuant to other agreements, excluding the shares of Common Stock (the "PAW Exercise Shares") issuable upon exercise of the Placement Agent Warrants (as defined below). Except as set forth in the preceding sentence or in the Memorandum, the Company is not a party to any agreement to issue, nor has it issued, any warrants, options or rights or preferred stock, notes or other evidence of indebtedness

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or other securities, instruments or agreements upon the exercise or conversion of which or pursuant to the terms of which additional shares of capital stock of the Company may become issuable. No holder of any of the Company's securities has preemptive rights or contractual rights of first refusal.

            (c) The Company has the full right, power and authority to execute, deliver and perform under this Agreement, the Common Stock and the Placement Agent Warrants. This Agreement has been duly executed by the Company and, at each Closing, the Common Stock and the Placement Agent Warrants being issued will have been duly executed by the Company, and this Agreement, the Common Stock and the Placement Agent Warrants and the transactions contemplated by this Agreement, the Common Stock and Placement Agent Warrants have been duly authorized by all necessary corporate action and each constitute, the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

            (d) All of the issued and outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable, with no personal liability attaching to the holders thereof, and such shares of Common Stock have not been issued in violation of the preemptive rights or rights of first refusal of any holder of securities of the Company. All of the issued and outstanding shares of Common Stock have been issued pursuant to either a current effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act and were issued in accordance with all applicable Federal and state securities laws.

            (e) The shares of Common Stock included in the PAW Exercise Shares have been authorized for issuance and, when issued pursuant to this Agreement and the terms of the Placement Agent Warrants, will be duly authorized and validly issued, fully paid and nonassessable and free from preemptive rights or rights of first refusal held by any person.

            (f) The following financial statements of the Company (hereinafter collectively, the "Financial Statements") are included in the Memorandum (i) consolidated balance sheets as at December 31, 1999, and consolidated statements of shareholders' equity for the fiscal year ended December 31, 1999, and the related notes thereto, which have been audited by PriceWaterhouseCooopers LLP, an independent certified public accountant; (ii) consolidated balance sheets as at December 31, 1998, and consolidated statements of shareholders' equity for the fiscal year ended December 31, 1998, and the related notes thereto, which have been audited by PriceWaterhouseCoopers LLP, an independent certified public accountant; and (iii) unaudited consolidated balance sheets as at March 31, 2000 and unaudited consolidated statements of income and cash flows for the fiscal quarter ended March 31, 2000, and the related notes thereto, which have been prepared by the Company. The Financial Statements, which are included in the Company's Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 1999 ("Form 10-K"), and the Company's Form 10-Q Quarterly Report for the fiscal quarter ended March 31, 2000 ("Form 10-Q") were prepared in accordance with generally accepted accounting principles consistently applied and present and reflect fairly the financial position of the Company at the respective balance sheet dates and the results of its operations, changes in shareholders' equity and

                                      -3-
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cash flows for the applicable periods; provided, however, that the financial statements included in the Form 10-Q are subject to normal year-end adjustments and lack footnotes and other presentation items. During the period of PriceWaterhouseCoopers LLP's engagement as the Company's independent certified public accountants, there has been no material disagreements between the accounting firm and the Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure and no reportable events relating to the relationship between the Company and the accounting firm. The Company has made and kept books and records and accounts which are in reasonable detail and which fairly and accurately reflect the activities of the Company, subject only to year-end adjustments.

            (g) The Company has good and marketable title to all of its property and assets and, except as set forth in the Memorandum or reflected in the Financial Statements, none of such property or assets of the Company is subject to any lien, mortgage, pledge, encumbrance or other security interest, other than such liens, mortgages, pledges, encumbrances or other security interests, other than incurred in the ordinary course of the Company's business or the foreclosure of which would not have a Material Adverse Effect.

            (h) Except as may be disclosed in the Memorandum, since March 31, 2000 there has not been any material adverse change in the financial condition or in the operations, or business of the Company from that reflected in the Financial Statements or any damage or destruction, not covered by insurance, which materially affects the business, property or assets of the Company.

            (i) Except as set forth in the Exhibits to the Memorandum, the Company has not filed any Current Reports on Form 8-K or other reports filed with the Securities and Exchange Commission (the "SEC") subsequent to March 31, 2000.

            (j) Neither the execution or delivery of this Agreement, the Common Stock or the Placement Agent Warrants by the Company nor the performance by the Company of the transactions contemplated by this Agreement, the Common Stock or the Placement Agent Warrants: (i) requires the consent, waiver, approval, license or authorization of or filing with or notice to any person, entity or public authority (except any filings required by Federal or state securities laws); (ii) violates or constitutes a default under or breach of any law, rule or regulation applicable to the Company; or (iii) conflicts with or results in a breach or termination of any provision of, or constitutes a default under, or will result in the creation of any lien, charge or encumbrance upon any of the property or assets of the Company with or without the giving of notice, the passage of time or both, pursuant to (A) the Company's restated and amended articles of incorporation or restated and amended by-laws, (B) any mortgage, deed of trust, indenture, note, loan agreement, security agreement, contract, lease, license, alliance agreement, joint venture agreement, or other agreement or instrument, or (C) any order, judgment, decree, statute, regulation or any other restriction of any kind or character to which the Company is a party or by which any of the assets of the Company may be bound.

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            (k)     The Company has no indebtedness to any officer, director, 5%
shareholder or other Affiliate (as defined in the Rules and Regulations of the SEC under the 1933 Act) of the Company.

            (l) The Company is in compliance with all laws, rules and regulations of all Federal, state and local government agencies having jurisdiction over the Company or affecting the business, assets or properties of the Company, except where the failure to be in compliance has not had and will not have a Material Adverse Effect. The Company possess all licenses, permits, consents, approvals and agreements which are required to be issued by any and all applicable Federal, state or local authorities necessary for the operation of its business and/or in connection with its assets or properties, except where the failure to possess such licenses, permits, consents, approvals and agreements has not had and will not have a Material Adverse Effect.

            (m) The Company is not in default under any note, loan agreement, security agreement, mortgage, contract, franchise agreement, distribution agreement, lease, alliance agreement, joint venture agreement, agreement, license, permit, consent, approval or instrument to which it is a party, and no event has occurred which, with or without the lapse of time or giving of notice, or both, would constitute such default thereof by the Company or would cause acceleration of any obligation of the Company or would adversely affect the business, operations or financial condition of the Company, except where such default or event, whether with or without the lapse of time or giving of notice, or both, has not and will not have a Material Adverse Effect. To the knowledge of the Company, no party to any note, loan agreement, security agreement, mortgage, contract, franchise agreement, distribution agreement, lease, alliance agreement, joint venture agreement, agreement, license, permit, consent, approval or instrument with or given to the Company is in default thereunder and no event has occurred with respect to such party, which, with or without the lapse of time or giving of notice, or both, would constitute a default by such party or would cause acceleration of any obligations of such party.

            (n) To the best of the Company's knowledge, except as set forth in the Memorandum, no officer, director or 5% shareholder of the Company and no Affiliate of any such person either (i) holds any interest in any corporation, partnership, business, trust, sole proprietorship or any other entity which is engaged in a business substantially similar to that conducted by the Company (other than a passive immaterial interest in a public company engaged in any such business) or (ii) engages in business with the Company.

            (o) Except as set forth in the Memorandum, there are no material (i.e., involving an asserted liability that reasonably could be expected to result in a judgement in excess of two hundred fifty thousand dollars ($250,000)) claims, actions, suits, proceedings or labor disputes, inquiries or investigations (whether or not purportedly on behalf of the Company), pending or, to the best of the Company's knowledge, threatened, against the Company, at law or in equity or by or before any Federal, state, county, municipal or other governmental department, SEC, National Association of Securities Dealers, Inc., board, bureau, agency or instrumentality, domestic or foreign, whether legal or administrative or in arbitration or mediation, nor to the best of the

                                      -5-
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Company's knowledge is there any basis for any such action or proceeding.
Neither the Company nor any of its assets are subject to, nor is the Company in default with respect to, any order, writ, injunction, judgment or decree that could have a Material Adverse Effect.

            (p) The accounts receivable of the Company represent receivables generated from the sale of goods and services in the ordinary course of business. The Company knows of no material disputes concerning accounts receivable of the Company.

            (q) Except as set forth in the Memorandum, the Company has (i) no written employment contracts and no oral employment contracts not terminable at will by the Company, with any 5% percent shareholder, officer or director of the Company, (ii) no consulting agreement or other compensation agreement with any 5% percent shareholder, officer or director of the Company, or (iii) no agreement or contract with any 5% percent shareholder, officer or director of the Company, that will result in the payment by the Company, or the creation of any commitment or obligation (absolute or contingent), of the Company, to pay any severance, termination, "golden parachute", or similar payment to any present or former personnel of the Company, following termination of employment, other than a severance policy applicable to the Company's rank and file employees and Change-In-Control Agreements to which three of the Company's senior executives are party. No director or executive officer of the Company has advised the Company that he or she intends to resign as director and/or executive officer of the Company or to terminate his or her employment with the Company.

            (r) The accounts payable of the Company represent bona fide payables to third parties incurred in the ordinary course of business and represent bona fide debts for services and/or goods provided to the Company.

            (s) Except as set forth in the Memorandum, the Company is not a party to a labor agreement with respect to any of its employees with any labor organization, union, group or association and there are no employee unions (nor any similar labor or employee organizations). There is no labor strike or labor stoppage or slowdown pending, or, to the best knowledge of the Company, threatened against the Company nor has the Company experienced in the last five
(5) years any work stoppage or other labor difficulty. The Company is in compliance in all material respects with all applicable laws, rules and regulations regarding employment practices, employee documentation, terms or conditions of employment and wage and hours and the Company is not engaged in any unfair labor practices. There are no unfair labor practices charges or complaints against the Company pending before the National Labor Relations Board or any other governmental agency.

            (t) Except as set forth in the Memorandum, there are no employee pension, retirement or other benefit plans, maintained, contributed to or required to be contributed to by the Company covering any employee or former employee of the Company and the Company has no liability or obligation of any kind or nature, whether accrued or contingent, matured or unmatured, known or unknown, under any provision of the Employee Retirement Income Security Act of 1974,

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as amended ("ERISA") or any provision of the Internal Revenue Code of 1986, as amended, specifically relating to persons subject to ERISA.

            (u) The Company has timely filed with the appropriate taxing authorities all returns in respect of taxes required to be filed through the date hereof and has timely paid all taxes that it is required to pay or has established an adequate reserve therefor, except where the Company has timely filed for extensions. There are no pending or, to the best knowledge of the Company, threatened audits, investigations or claims for or relating to any liability of the Company in respect of taxes.

            (v) There are no finder's fees or brokerage commissions payable with respect to the transactions contemplated by this Agreement, except as provided in Section 10 of this Agreement, and the Company agrees to indemnify and hold harmless the Placement Agent from and against any and all cost, damage, liability, judgment and expense (including reasonable fees and expenses of counsel) arising out of or relating to claims for such fees or commissions.

            (w)     The Company is not currently and has not during the past six
(6) months been engaged in substantive negotiations (as compared with informal discussions) with respect to: (i) any merger or consolidation of the Company where the Company would not be the surviving entity; or (ii) the sale of the Company or any of its assets other than sales in the ordinary course of business.

            (x) The Company has the right to conduct its business in the manner in which its business has been heretofore conducted. The conduct of such businesses by the Company does not, except to the extent that it would not have a Material Adverse Effect, violate or infringe upon the patent, copyright, trade secret or other proprietary rights of any third party, and the Company has not received any notice of any claim of any such violation or infringement.

            (y) The Company is currently in compliance in all material respects with all applicable Environmental Laws (as defined below), including, without limitation, obtaining and maintaining in effect all permits, licenses, consents and other authorizations required by applicable Environmental Laws and the Company is currently in compliance in all material respects with all such permits, licenses, consents and other authorizations. The Company has not received notice from any property owner, landlord, tenant or Governmental Authority (as defined below) that Hazardous Wastes (as defined below) are being improperly used, stored or disposed of at any property currently or formerly owned or leased by the Company or that any soil or ground water contamination has emanated from any such property. For purposes hereof, the term "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect. For purposes

                                      -7-
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hereof, the term "Governmental Authority" shall mean the Federal Government of the United States of America, any state or any political subdivision of the Federal Government or any state, including but not limited to courts, departments, commissions, boards, bureaus, agencies, ministries or other instrumentalities. For purposes hereof, the term "Hazardous Waste" shall mean any regulated quantity of hazardous substances as listed by the United States Environmental Protection Agency ("EPA") and the list of toxic pollutants designated by the United States Congress and/or the EPA or defined by any other Federal, state or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to or imposing liability for standards of conduct concerning any hazardous or toxic substance or material.

             (z) The information contained in the Financial Statements and the Memorandum, taken together, does not contain any misstatement of a material fact or omit to state a material fact necessary to make the information not misleading.

             (aa) There has not been any material adverse change to any agreement to which the Company is party which contemplates gross receipts to the Company over the life of such agreement in excess of $2,000,000 (a "Significant Contract"). Each Significant Contract listed on Exhibit B hereto is a legal,
                                                ---------
valid and binding obligation of the Company and remains in full force and effect.

     4.   Survival of Representations and Warranties and Indemnification. The
          --------------------------------------------------------------
representations and warranties of the Company set forth in Section 3 of this Agreement shall survive the execution and delivery of the Common Stock. The indemnification obligations of the Company as set forth in the indemnification rider identified as Exhibit B (the "Indemnification Rider") to the May 15, 2000 engagement letter between the Company and the Placement Agent, as same shall be supplemented and/or amended, is hereby incorporated herein by reference in its entirety as if fully set forth herein and the provisions of the Indemnification Rider shall apply and be applicable to, among other things, all representations and warranties of the Company contained herein.

     5.   Use of Proceeds. The net proceeds from the sale of the Common Stock
          ---------------
will be used by the Company as disclosed in the Memorandum.

     6.   Unregistered Securities. Neither the Common Stock, Placement Agent
          -----------------------
Warrants nor PAW Exercise Shares have been registered under the 1933 Act, in reliance upon the applicability of Section 3(b), 4(2), 4(6) and/or Rule 506 of Regulation D of the 1933 Act to the transactions contemplated hereby. The certificates representing the Common Stock and Placement Agent Warrants will bear an investment legend and the certificates representing the PAW Exercise Shares issued prior to their respective registration under the 1933 Act and will also bear investment legends.

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     7.   Registration Rights and "Piggy-Back" Registration Rights.
          --------------------------------------------------------

          (a) Within forty-five (45) days after the Final Closing Date (regardless of whether the Maximum Amount shall have been sold), the Company shall, at its sole cost and expense, prepare and file a registration statement ("Registration Statement") on the appropriate form with the SEC with respect to the shares of Common Stock sold pursuant to the Memorandum and the PAW Exercise Shares, and such additional shares of Common Stock that may be issued pursuant to the anti-dilution rights contained in the Placement Agent Warrants and as set forth below in this Section 7(a) (collectively, the "Registrable Securities"), time being of the essence. The Company will use its best efforts to have such Registration Statement declared effective as soon as possible after filing, and to keep such Registration Statement current and effective for at least three (3) years from the Final Closing Date or until such earlier date as all of the Registrable Securities registered pursuant to such Registration Statement shall have been sold. Notwithstanding anything to the contrary contained herein, if such Registration Statement shall not be filed with the SEC within 45days after the Final Closing Date or the Registration Statement shall not be declared effective within 120 days after the Final Closing Date (regardless of whether the Maximum Amount shall have been sold), then (i) with respect to the failure to file the Registration Statement within 45 days of the Final Closing Date, the registered holders of such Registrable Securities (including transferees authorized under applicable securities laws; hereinafter, collectively the "Registered Holders") shall be entitled at no cost to additional shares of Common Stock from the Company ("Additional Shares") equal to the product of three (3%) percent of the number of Registrable Securities owned by each such holder, and the number of thirty (30) day periods, or any part thereof, beyond said forty-five (45) day period, until the initial Registration Statement described herein covering the Registrable Securities is filed with the SEC, and/or (ii) with respect to the Registration Statement not being declared effective within 120 days of the Final Closing Date, the Registered Holders shall be entitled at no cost to Additional Shares equal to the product of two (2%) percent of the number of Registrable Securities owned by each such holder, and the number of thirty (30) day periods, or any part thereof, beyond said 120 day period, until the initial Registration Statement described herein covering the Registrable Securities is declared effective. The maximum number of Additional Shares issuable pursuant to this provision is 36%.

          (b) In the event the Company effects any registration under the 1933 Act of any Registrable Securities pursuant to Sections 7(a) above or 7(g) below, the Company shall indemnify, to the extent permitted by law, and hold harmless any Registered Holder whose Registrable Securities are included in such registration statement (each, a "Seller"), any underwriter, any officer, director, employee or agent of any Seller or underwriter, and each other person, if any, who controls any Seller or underwriter within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages or liabilities, judgment, fines, penalties, costs and expenses, joint or several, or actions in respect thereof (collectively, the "Claims"), to which each such indemnified party becomes subject, under the 1933 Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or any amendment or supplement thereto or any document filed under a state securities or blue sky law (collectively, the "Registration Documents") or insofar as such Claims

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arise out of or are based upon the omission or alleged omission to state in any
Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such Claim; provided that the Company shall not be liable in any such case to a particular indemnified party to the extent such Claim is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use in the preparation of such Registration Document.

          (c) In connection with any registration statement in which any Seller is participating, each Seller, severally and not jointly, shall indemnify, to the extent permitted by law, and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, each other Seller and each underwriter, any officer, director, employee or agent of any such other Seller or underwriter and each other person, if any, who controls such other Seller or underwriter within the meaning of Section 15 of the 1933 Act against any Claims to which each such indemnified party may become subject under the 1933 Act or otherwise, insofar as such Claims (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or insofar as any Claims are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such Claim; provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by the Seller specifically for use in the preparation thereof.

          (d) Any person entitled to indemnification under Sections 7(b) or 7(c) above shall notify promptly the indemnifying party in writing of the commencement of any Claim if a claim for indemnification in respect thereof is to be made against an indemnifying party under this Section 7(d), but the omission of such notice shall not relieve the indemnifying party from any liability which it may have to any indemnified party under Sections 7(b) or 7(c) above, except to the extent that such failure shall materially adversely affect any indemnifying party or its rights hereunder. In case any action is brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; and, after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the Claim

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within twenty (20) days after receiving notice from the indemnified party such that the indemnified party believes it has failed to do so; (ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties, except to the extent any indemnified party or parties reasonably shall have concluded that there are legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any reasonable expenses therefor; provided, that no indemnifying party shall be subject to any liability for any settlement of a Claim made without its consent (which may not be unreasonably withheld, delayed or conditioned). If the indemnifying party assumes the defense of any Claim hereunder, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party.

          (e) If for any reason the indemnity provided in Sections 7(b) or 7(c) above is unavailable, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the transactions contemplated by this Agreement. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. Notwithstanding the foregoing, no underwriter or controlling person thereof, if any, shall be required to contribute, in respect of such underwriter's participation as an underwriter in the offering, any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this Section 7(e) shall be several in proportion to their respective underwriting commitments and not joint.

          (f) The provisions of Sections 7(b) through 7(e) of this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

          (g) The Sellers shall have certain "piggy-back" registration rights with respect to the Registrable Securities as hereinafter provided:

                    A. If at any time after the Final Closing Date and prior to the date that the Registrable Securities are registered under the 1933 Act pursuant to Section 7(a) above, the Company shall file with the SEC a registration statement under the 1933 Act (other than a registration statement on Form S-4 or Form S-8 or any successor thereof, or filed in connection with an exchange offer or an offer of securities solely to the Company's existing shareholders) registering any shares of Common Stock, the Company shall give written notice to each Seller thereof prior to such filing.

                    B. Within fifteen (15) days after such notice from the Company, each Seller shall give written notice to the Company whether or not the Seller desires to have all of the Seller's Registrable Securities included in the registration statement. If a Seller fails to give such notice within such period, such Seller shall not have the right to have Seller's Registrable Securities registered pursuant to such registration statement. If a Seller gives such notice, then the Company shall include such Seller's Registrable Securities in the registration statement, at the Company's sole cost and expense, subject to the remaining terms of this Section 7(g); provided, however, that each Seller shall pay all underwriting discounts, commissions, and transfer taxes relating to the sale of such Seller's Registrable Securities, as well as his, her or its own counsel fees, if any, relating to the sale of the Seller's Registrable Securities.

                    C. If the registration statement relates to an underwritten offering, and the underwriter in its sole discretion shall determine in writing that the total number of shares of Common Stock to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter in its sole discretion deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced pro rata (based on the number of Registered Securities requested to be included). The Sellers shall enter into such agreements as may be reasonably required by the underwriters.

                    D. The Sellers each shall have two (2) opportunities to have the Registrable Securities registered under this Section 7(g).

               E. The Sellers shall furnish in writing to the Company such information as the Company shall reasonably require in connection with a registration statement.

               F. The Company may, at any time and in its sole discretion, decide not to proceed with the filing of a registration statement which may have given rise to "piggy-back" rights under this Section 7(g) or may at any time terminate or suspend such registration, in which event each Seller's rights under this Section 7 as to the number of opportunities to "piggy-back" shall be reset.

          (h) If and whenever the Company is required by the provisions of
Section 7(a) to use its best efforts to register any Registrable Securities under the 1933 Act, the Company shall, as expeditiously as possible under the circumstances and subject to the terms of this Section 7:

               A. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible after filing and remain effective.

               B. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and effective and to comply with the provisions of the 1933 Act, and any regulations promulgated thereunder, with respect to the sale or disposition of all Registrable Securities covered by the registration statement required to effect the distribution of the securities, but in no event shall the Company be required to do so for a period of more than three (3) years following the Final Closing Date.

               C. Furnish to the Sellers participating in the offering, copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the 1933 Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate the disposition of the securities, but only while the Company is required under the provisions hereof to keep the registration statement current.

               D. Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as the Sellers participating in the offering shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Seller to consummate the disposition of the Registrable Securities in such jurisdictions.

               E. Notify each Seller selling Registrable Securities, at any time when a prospectus relating to any such Registrable Securities covered by such registration statement is required to be delivered under the 1933 Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Seller selling Registrable Securities a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               F. As soon as practicable after the effective date of the registration statement, and in any event within eighteen (18) months thereafter, make generally available to Sellers participating in the offering an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including, at the Company's option, Rule 158 thereunder. To the extent that the Company files such information with the SEC in satisfaction of the foregoing, the Company need not deliver the above referenced earnings statement to Sellers.

               G. Upon request, deliver promptly to counsel of each Seller participating in the offering copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit each such Seller to do such investigation at such Seller's sole cost and expense, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary. Each Seller agrees that it will use its best efforts not to interfere unreasonably with the Company's business when conducting any such investigation and each Seller shall keep any such information received pursuant to this
Section 7(h)G confidential.

               H. Provide a transfer agent located in the United States for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

               I. List the Registrable Securities covered by such registration statement on such market or exchanges and/or on Nasdaq as the Common Stock is then currently listed upon.

               J. Pay all Registration Expenses (as defined below) incurred in connection with a registration of Registrable Securities, whether or not such registration statement shall become effective; provided that each Seller shall pay all underwriting discounts, commissions and transfer taxes, and their own counsel fees, if any, relating to the sale or disposition of such Seller's Registrable Securities pursuant to a registration statement. As used herein, "Registration Expenses" means any and all reasonable and customary expenses incident to performance of or compliance with the registration rights set forth herein, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the

Registrable Securities but no other expenses of the underwriters or their counsel), (iii) all printing, messenger and delivery expenses, and (iv) the reasonable fees and disbursements of counsel for the Company and the Company's independent public accountants.

          (i) The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 7 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 7 may be specifically enforced. In the event that the Company shall fail to file such registration statement when required pursuant to Section 7(a) above or to keep any registration statement effective as provided in this Section or otherwise fails to comply with its obligations and agreements in this Section 7, then, in addition to any other rights or remedies Sellers may have at law or in equity, including without limitation, the right of rescission, the Company shall indemnify and hold harmless each holder of Placement Agent Warrants from and against any and all manner or loss which they may incur as a result of such failure. In addition, the Company shall also reimburse such holders for any and all reasonable legal fees and expenses incurred by them in successfully enforcing their rights pursuant to this Section 7, regardless of whether any litigation was commenced; provided, however, that the Company shall not be liable for the fees and expenses of more than one law firm, which firm shall be designated by the Placement Agent.

     8.   Conditions.  The following obligations of the Company shall be
          ----------
satisfied or fulfilled on or prior to the date of each Closing, unless otherwise agreed to in writing by the Placement Agent:

          (a) The Company shall have delivered to the Placement Agent, at the Initial Closing, (i) a currently-dated long-form good standing or comparable certificate or telegram from the Secretary of State or other appropriate authority where the Company is incorporated and each other jurisdiction in which the Company is qualified to do business as a foreign corporation; (ii) the restated and amended articles of incorporation of the Company, as currently in effect, certified by the Secretary of State or other appropriate authority of the state where the Company is incorporated; (iii) by-laws of the Company certified by the secretary of the Company, as currently in effect; and (iv) certified resolutions of the Board of Directors of the Company approving this Agreement, the execution and delivery of the Common Stock and the Placement Agent Warrants, the registration of the Registrable Securities and the other transactions contemplated by this Agreement and the Memorandum.

          (b) There shall have occurred no material adverse event affecting the Company or any of its businesses or assets or the Company's securities since the date of this Agreement.

          (c) No litigation or administrative proceeding shall have been threatened or commenced against the Company which (i) seeks to enjoin or otherwise prohibit or restrict the consummation of the transactions contemplated by this Agreement or (ii) if adversely determined, would have a Material Adverse Effect or have a material adverse effect on the Company's assets or upon its securities.

          (d) The Company shall have delivered to the Placement Agent a certificate of its principal executive and financial officers as to the matters set forth in Sections 8(a), (b) and (c) of this Agreement and to the further effect that (i) the Company is not in default, in any respect, under any note, loan agreement, security agreement, mortgage, deed of trust, indenture, contract, alliance agreement, lease, license, joint venture agreement, agreement or other instrument to which it is a party; (ii) the Company's representations and warranties contained in this Agreement are true and correct in all respects on such date with the same force and effect as if made on such date; (iii) there has been no amendment or changes to the Company's charter or by-laws or authorizing resolutions from those delivered pursuant to Section 8(a) of this Agreement; and (iv) no event has occurred which, with or without the lapse of time or giving of notice, or both, would constitute a breach or default thereof by the Company or would cause acceleration of any obligation of the Company, or could adversely affect the business, operations or financial condition of the company.

          (e) The Placement Agent shall have received the opinion of Miller & Holguin, counsel for the Company, dated as of the closing date in form and substance reasonably satisfactory to the Placement Agent and its counsel.

          (f) The Company shall have prepared and filed or delivered to counsel for filing with the SEC and any states in which such filing is required, a Form D relating to the sale of the Common Stock and such other documents and certificates as are required.

          (g) Subscriptions for at least the Minimum Amount of Common Stock shall have been accepted by the Company.

          (h) In addition to the right of the Placement Agent to terminate this Agreement and not consummate the transactions contemplated by this Agreement as a result of the failure of the Company to comply with any of its obligations set forth in this Agreement, this Agreement may be terminated by the Placement Agent by written notice to the Company at any time prior to the Initial Closing if, in the Placement Agent's sole judgment, (i) the Company shall have sustained a loss that is material to the Company, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree; (ii) trading in securities on any exchange or system shall have been suspended or limited either generally or specifically with respect to the Common Stock; (iii) material governmental restrictions have been imposed on trading in securities generally or specifically with respect to the Common Stock (not in force and effect on the date of this Agreement); (iv) a banking moratorium shall have been declared by Federal or New York State authorities; (v) an outbreak of major international hostilities or other national or international calamity shall have occurred; (vi) the Congress of the United States or any state legislative body shall have passed or taken any action or measure, or such bodies or any governmental body or any authoritative accounting institute, or board, or any governmental executive shall have adopted any orders, rules or regulations, which the Placement Agent reasonably believes is likely to have a material adverse effect on the business, financial condition or financial statements of the Company or the market for the Common Stock; (vii) the Common Stock shall have been delisted from Nasdaq; or (viii) there shall have been, in the Placement Agent's judgment, a material decline in the Dow Jones Industrial Index or the market price of the Common Stock at any time subsequent to the date of this Agreement.

     9. Covenants of the Company.
        ------------------------

        (a) The Company agrees at all times as long as the Placement Agent Warrants may be exercised, to keep reserved from the authorized and unissued Common Stock, such number of shares of Common Stock as may be, from time to time, issuable upon exercise the Placement Agent Warrants.

        (b) Within ninety (90) days of the Final Closing Date, the Company will use its reasonable best efforts to raise an additional $3,000,000 in the aggregate by closing on the sale of convertible securities on terms mutually acceptable to the Company and Placement Agent (the "Additional Offering"); provided, however, that if the Company obtains additional financing of at least $3,000,000 during such ninety (90) day period from an institution, including, without limitation, a bank, insurance company or leasing company, the Company will not be required to use its reasonable best efforts to close on the Additional Offering. The Company shall, prior to the first closing of any such sale of convertible securities, provide written notice to all holders of the Common Stock sold pursuant to the Memorandum. Such notice shall include a description of the proposed transaction and all documents relating thereto and shall afford each holder of such Common Stock the right to participate in such transaction by exchanging all of the shares of such Common Stock purchased by the holder for such convertible securities. Each holder of such Common Stock shall have fifteen (15) days after receiving notice from the Company to deliver written notice to the Company (together with the original Common Stock and such other documents as the Company shall reasonably request) that such holder desires to participate in such transaction. Any holder desiring to participate must do so as to all but not less than all of the Purchase Price paid for such Common Stock. After receipt by the Company of the holder's notice to participate, the Company will promptly deliver to such holder the convertible securities against surrender by the holder of all shares of such Common Stock.

     10. Fees.
         ----

         (a) Upon the receipt by the Company of the payments from the Purchasers, the Company shall pay to the Placement Agent a fee equal to seven (7%) percent of the gross proceeds from the Common Stock sold pursuant to this Agreement. In addition, the Company shall issue at the Final Closing, five (5) year warrants to purchase an amount of Common Stock equal to seven (7%) of the number of shares of Common Stock sold pursuant to the Memorandum, at an exercise price per share of 137.5% of the Purchase Price, subject to adjustment (the "Placement Agent Warrants"), a portion or all of which may be allotted by the Placement Agent to employees of the Placement Agent. The persons in whose name the Placement Agent Warrants are issued shall all be "accredited investors" as defined in the regulations promulgated under the 1933 Act and such persons shall acquire such warrants for investment purposes only and not with a view towards the redistribution thereof. The Company shall reimburse the Placement Agent for up to $25,000 of its reasonable costs and expenses, which amount includes the reasonable fees and expenses of counsel to the Placement Agent, if and when a closing occurs.

          (b) The Company shall pay any fees required in connection with the qualification of the sale of the Common Stock under the state securities or blue sky laws of any state which the Placement Agent reasonably deems necessary and any other out-of-pocket expenses incurred by the Company in connection with the transaction contemplated by this Agreement.

          (c) All payments in connection with the sale of the Common Stock shall be made pursuant to the terms and conditions of the Escrow Agreement dated as of June 22, 2000 between Placement Agent and American Stock Transfer & Trust Company, an executed copy of which has been delivered to and acknowledged by the Company.

     11.  Notices. All notices provided for in this Agreement shall be in
          -------
writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission, if confirmed by mail as provided in this Section 11. Notices shall be deemed to have been received on the date of personal delivery or facsimile or, if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing. Notices shall be sent to the following addresses:

                To the Company:

                            ATG INC.
                            47375 Fremont Boulevard
                            Fremont, CA 94538
                            Telecopier:  (510) 651-3731
                            Telephone:   (510) 490-3008
                            Attention:   Ms. Doreen Chiu

                With a copy to:

                            MILLER & HOLGUIN
                            1801 Century Park East
                            Telecopier:  (310) 557-2205
                            Telephone:   (310) 556-1990
                            Attention:   Brian A. Sullivan

                To Placement Agent:

                              TAGLICH BROTHERS, INC.
                              1370 Avenue of the Americas
                              31 /st/ Floor
                              New York, NY 10019
                              Telecopier: (212) 265-4111
                              Telephone:  (212) 265-4744
                              Attention:  Mr. Michael N. Taglich



                With a copy to:

                              ROBINSON SILVERMAN PEARCE ARONSOHN
                                & BERMAN LLP
                              1290 Avenue of the Americas
                              New York, New York 10104
                              Telecopier:  (212) 541-1412
                              Telephone:   (212) 541-2266
                              Attention:   Robert G. Leonard, Esq.

or to such other address as any party shall designate in the manner provided in this Paragraph 11.

     12.  Miscellaneous.
          -------------

          (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state. Each party hereby consents to the exclusive jurisdiction of the Federal and State Courts situated in New York County, New York in connection with any action arising out of or based upon this Agreement and the transaction contemplated by this Agreement.

          (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective personal representatives, successors and permitted assigns.

          (d) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

                (e) Each party shall, without payment of any additional consideration by any other party, at any time on or after the date of any Closings take such further action and execute such other and further documents and instruments as the other party may request in order to provide the other party with the benefits of this Agreement.

                (f) The captions and headings contained herein are solely for convenience and reference and do not constitute a part of this Agreement.

                (g) All references to any gender shall be deemed to include the masculine, feminine or neuter gender, the singular shall include the plural and the plural shall include the singular.

                (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first aforesaid.

ATG INC.                            TAGLICH BROTHERS, INC.



By:_______________________________  By:_______________________________________
   Name:   Doreen Chiu                 Name:       Richard C. Oh
   Title:  Chief Executive Officer     Title:      Vice President

                                   EXHIBIT A
                                   ---------

Name, Address and Social Security                             Number of Shares
or Employer Identification Number                             of Common Stock
of Purchasers                                                 ----------------
---------------------------------

                                   EXHIBIT B
                                   ---------

Name of Parties (other than
the Company) to Significant
Contracts                                                    Amount of Contract
---------------------------                                  ------------------